2012 MORGAN STANLEY FINANCIALS CONFERENCE June 13, 2012 David Turner Chief Financial Officer Exhibit 99.1

FRANCHISE OVERVIEW
• Bank Associates: 23,619
• Assets: $128B
• Loans: $77B
• Deposits: $97B
• Branches: 1,722
• Insurance Offices: 30
• ATMs: 2,070
• Market Cap:  $9.0B*
*As of May 29, 2012
Business Services
Small and mid-sized C&I lending
Commercial Real Estate
Equipment Finance
Consumer Services
Direct Lending
Indirect Auto
Wealth Management
Private Banking
Insurance
Trust Services
Ranked 4th or Better in Market Share
Targeted Growth Areas
Mortgage
Home Equity
Credit Card

Top 10 MSAs     Deposits
Market
Share
Market
Rank
’10-’15
Population
Growth
Birmingham, AL $11.0 37.6% 1
Nashville, TN $6.6 17.3% 1
Miami, FL $4.8 3.1%
7
Tampa, FL $4.4 8.7% 4
Memphis, TN $3.8 16.8% 2
Atlanta, GA $3.4 3.0%
6
St. Louis, MO $3.0 4.7% 4
Jackson, MS $2.8 25.5% 2
New Orleans, LA $2.4 8.3%
4
Mobile, AL $2.3 38.2% 1
($ in billions)
National Average: 3.9%
REGIONS’ FOOTPRINT IS CHARACTERIZED BY EITHER HIGH
MARKET SHARE, HIGH GROWTH MARKETS OR BOTH
Source: SNL Financial
Note: Core Markets include AL, FL, LA, MS, AR, TN
Weighted Average Deposit Market
Share in Regions’ Core Markets
Rank Name
Market
Share
1 Bank of America 11.5%
2 Regions 9.8%
3 Wells Fargo 9.4%
4 SunTrust 6.9%
5 JPMorgan Chase 3.3%
6 BB&T 2.5%
7 Capital One 2.3%
8 First Horizon 2.0%
9 Hancock 1.9%
10 PNC 1.4%
1.0%
8.8%
4.4%
2.0%
10.1
%
4.3%
3.7%
1.4%
9.6%
3.4%

A QUARTER OF SIGNIFICANT ACCOMPLISHMENT
Key Milestones
• No regulatory objection to Capital Plan
• Closed Morgan Keegan Sale
• Successful common equity offering
• Credit Ratings upgrade
• Redeemed $3.5 billion of Series A
preferred stock
• Repurchased warrant from U.S.
Treasury for $45 million
Broad-Based Asset Quality
Improvement
• Net charge-offs decreased $98MM or
23% to $332MM
• Lowest quarterly loan loss provision in
more than four years at $117MM
• NPLs declined 9%
• Inflows of NPLs down 32% to $381MM
1Q12 Results
• Net income available to common
shareholders of $145MM or $0.11 per
diluted share
• Income from continuing operations
$0.14 per diluted share

MARKED IMPROVEMENT IN ASSET QUALITY METRICS
NPL Gross Migration NPLs and Coverage Ratio
NPL Balances Paying Current and as Agreed*** Loan Loss Provision
48% Decline* 30% Decline in Total NPLs*
11 bps Increase* 76% Decline*
*Year-over-year change
**Excludes loans held for sale
***Business services
$730
$555
$755
$561
$381
1Q11 2Q11 3Q11 4Q11 1Q12
$3,087
$2,784
$2,710
$2,372
$2,151
103%
112%
109%
116%
118%
95%
100%
105%
110%
115%
120%
1Q11 2Q11 3Q11 4Q11 1Q12
NPLs ALL / NPL**
38%
42%
45%
48%
49%
1Q11 2Q11 3Q11 4Q11 1Q12
316
397
358
282
191
165
151
153
148
141
(150)
(156)
(135)
(215)
$482
$398
$355
$295
$117
1Q11 2Q11 3Q11 4Q11 1Q12
Business Services and HFS Net Charge-offs
Consumer Net Charge-offs
Reserve Reduction

STRONG FUNDING PROFILE AND LIQUIDITY POSITION
Source: SNL Financial - Peers include BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB, WFC, ZION
*Based on ending balances
$66B $79B
6
29%
31%
14%
20%
5%
6%
29%
24%
23%
19%
1Q11 1Q12
Time
Money Market
Savings
Interest Bearing
Interest Free
72%
71%
Regions Peer Median
93%
93%
90% 90%
89%
84%
84%
83%
81%
79%
1Q11 2Q11 3Q11 4Q11 1Q12
Deposit Cost 0.59% 0.37%
Funding Cost 0.86% 0.65%
Deposit Profile*
1Q12 Low Cost Deposits as a % of Total Funding
Loans* / Deposits*
Low Cost Deposits*
Peer Median Regions

STRONG CAPITAL RATIOS
Tangible Common Equity /  Tangible Assets
Tier 1 Capital Ratio
Tier 1 Common Ratio
(2)
(1) Non-GAAP - Subject to change as interpretation of Basel III rules is ongoing and dependent on guidance from Basel and regulators
(2) Non-GAAP – See appendix for reconciliation
• Tier 1 ratio is 14.3%, or 100 basis points higher linked
quarter
• Tier 1 Capital adjusted to exclude TARP
(2)
stood at
10.6% at quarter-end
• Basel III Tier 1 ratio estimated at 12.5%
(1)
• Tier 1 Common ratio
(2)
is 9.6%, or an increase of 110 bps
linked quarter
• The $900 million common stock issuance contributed
95 basis points to quarter over quarter improvement
• Basel III Tier 1 Common ratio estimated at 8.9%
(1)
6.0%
6.2%
6.5%
6.6%
7.4%
1Q11 2Q11 3Q11 4Q11 1Q12
8.8% 8.8%
9.1%
9.4%
10.6%
3.7%
3.8%
3.7%
3.9%
3.7%
12.5% 12.6%
12.8%
13.3%
14.3%
1Q11 2Q11 3Q11 4Q11 1Q12
TARP Impact Tier 1 Capital  Excluding TARP
(2)
7.9% 7.9%
8.2%
8.5%
9.6%
1Q11 2Q11 3Q11 4Q11 1Q12

RENEWED FOCUS ON C&I AND CONSUMER LENDING
BUSINESS SERVICES
• 61% of Total Loan Portfolio
• Focused on middle market and small business
• Broad based middle-market commercial loan growth across
footprint and industries
• Driven by specialized industries, including healthcare,
franchise restaurant, energy, as well as technology and
defense
1Q12 Business Services Loans: $46B 1Q12 Consumer Services Loans: $30B
* Includes commercial real estate owner occupied loans
C&I
54%
CRE*
24%
IRE
22%
1st Mort
45%
Home
Equity
42%
Indirect
6%
Credit
Card
3%
Other
4%
39% of Total Loan Portfolio
Consumer loan growth will be fueled by new businesses as
well as growth in existing businesses
Mortgage loan production totaled $1.6 billion
Non-real estate consumer portfolio has increased 45% YoY
$1B Regions-branded credit card portfolio repurchased in 2011
Indirect auto lending grew 19% YoY
Consumer services

MIX AND COST OF DEPOSITS PROVIDES FURTHER
OPPORTUNITY TO LOWER DEPOSIT COSTS AND IMPROVE
MARGIN
Deposit Cost Opportunity Gap
• Regions has additional room to reduce deposit
costs, most significantly through profitably re-pricing
maturing CDs
• Approximately $4B of CDs maturing in 2Q12 at an
average rate of 1.1%
• Additional $5.2B of CDs maturing in the second half
of 2012 at an average rate of 1.9%
Deposit Mix Compared to Peers*
Regions
Peer
Average
*Ending basis for 1Q12
Source: SNL Financial: Peer banks include BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB,  WFC, ZION
49 bps
30 bps
10 bps
7 bps
1Q11 1Q12
Peer Median Regions Opportunity Gap
Time
19%
NIB
31%
Other
50%
Time
16%
NIB
30%
Other
54%

FUNDING MIX AND DEPLOYMENT OF CASH RESERVES
HAS AIDED NET INTEREST MARGIN AND CLOSING THE
GAP TO PEERS
Impact of Excess Cash Reserves & Non-
Accruals on NIM*
Regions has closed a portion of its gap vs.
peers in the last 5 quarters
*  From continuing operations
Source: SNL Financial: Peer banks include BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB,  WFC, ZION
10
3.09%
3.07%
3.04%
3.08%
3.09%
0.10% 0.14%
0.16%
0.14%
0.13%
0.16%
0.15%
0.15%
0.13%
0.10%
3.35%
3.36%
3.35% 3.35%
3.32%
1Q11 2Q11 3Q11 4Q11 1Q12
Reported Net Interest Margin
Impact of Excess Cash Reserves
3.09%
3.07%
3.04%
3.08%
3.09%
3.70%
3.62%
3.65%
3.60%
3.61%
1Q11 2Q11 3Q11 4Q11 1Q12
Regions Peer Group Average
Impact of Non-Accruals

ABILITY TO ADAPT OUR BUSINESS MODEL HELPS
MITIGATE NEW LEGISLATION IMPACT
•
3% linked quarter
• Mortgage revenues increased 35% linked
quarter and 71% over last year
• Factors offsetting debit card legislation
• Ongoing restructuring of our
accounts from free to fee-eligible
• Increased hurdle to obtain free
checking
• New revenue initiatives including
Now Banking Suite of products
(expedited bill pay, check cashing,
reloadable prepaid debit card and
money transfer services)
Fee Income by Quarter
(1) From continuing operations adjusted to exclude security gains and leveraged lease terminations gains–Non-GAAP, see appendix for GAAP to Non-GAAP reconciliation
1
287
308 310
263
254
81
70
44
68
77
45
50
68
57 77
24
24
23
28
25
27
26
28
60
66
43
52
46
$501
$519
$516
$490
$505
1Q11 2Q11 3Q11 4Q11 1Q12
Service charges
Capital Markets, Investment Income & Trust
Mortgage Income
Credit Card Income
Insurance Income
Other
Adjusted non-interest revenue increased
1

SEASONAL INCREASE IN EXPENSES; COST CONTAINMENT
CONTINUES TO BE A FOCUS
(1)    Non-GAAP excludes 4Q11 goodwill impairment, see appendix for GAAP to Non-GAAP reconciliation
(2) Excludes Morgan Keegan Associates
Headcount – Bank Associates
2
• Non-interest expenses from continuing
operations were $913 million
•
higher than prior quarter; however, down 2%
year-over-year
• Salaries and benefits costs increased $50
million linked quarter due to payroll taxes and
pension expenses
• Headcount reduced 737 positions, down 3%
over the last year
• Other real estate and HFS expenses decreased
$19 million over prior quarter or 56%
Other Real Estate and HFS Expenses
24,356
23,966
23,713 23,707
23,619
1Q11 2Q11 3Q11 4Q11 1Q12
$41 $41
$48
$34
$15
1Q11 2Q11 3Q11 4Q11 1Q12
Adjusted non-interest expenses were 5%
1

OPPORTUNITY FOR OUTPERFORMANCE
REVENUE
EXPENSES
CREDIT
• Tangible opportunity to close peer margin gap
• Continued momentum in C&I and Consumer lending
• Real estate expertise intact
• Durbin mitigation efforts underway
• Ongoing expense initiatives
• Removed Morgan Keegan overhead / cost structure
• Anticipating reduced credit related / OREO expenses
• Solid reserve position
• Reduced provisions with continued credit improvement
• Positioned for increased future capital return CAPITAL
• Over $11 billion of deposit repricing
• Lower liquidity costs
• Level of non-accruals

14 APPENDIX

FORWARD-LOOKING STATEMENTS

This presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of
1995 (“ the Act” ) provides a “ safe harbor” for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements.  These risks, uncertainties and other factors include, but are not limited to, those described below:
› The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “ Dodd-Frank Act” ) became law on July 21, 2010, and a number of legislative, regulatory and tax proposals remain pending. Additionally, the U.S. Treasury and federal banking regulators continue to implement, but are also beginning to wind down, a number of programs to address capital and liquidity in the banking system. Future and proposed rules, including those that are part of the Basel III process, could require banking institutions to increase levels of capital. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature of which cannot be determined at this time.
› Regions' ability to mitigate the impact of the Dodd-Frank Act on debit interchange fees through revenue enhancements and other revenue measures, which will depend on various factors, including the acceptance by our customers of modified fee structures for Regions' products and services.
› Possible additional loan losses, impairment of goodwill and other intangibles, and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.
› Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins. Increases in benchmark interest rates would also increase debt service requirements for customers whose terms include a variable interest rate, which may negatively impact the ability of borrowers to pay as contractually obligated.
› Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular, including any prolonging or worsening of the current unfavorable economic conditions including unemployment levels.
› Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.
› Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business.
› Possible stresses in the financial and real estate markets, including possible continued deterioration in property values.
› Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions' business.
› Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
› Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
› Regions' ability to keep pace with technological changes.
› Regions' ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.
› Regions’ ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.
› The cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings.
› The effects of increased competition from both banks and non-banks.
› The effects of geopolitical instability and risks such as terrorist attacks.
› Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
› The effects of weather and natural disasters such as floods, droughts, wind, tornados and hurricanes, and the effects of man-made disasters.
› Possible downgrades in ratings issued by rating agencies.
› Potential dilution of holders of shares of common stock resulting from any future efforts by Regions to raise additional capital.
› Possible changes in the speed of loan prepayments by Regions’ customers and loan origination or sales volumes.
› Possible acceleration of prepayments on mortgage-backed securities due to low interest rates and the related acceleration of premium amortization on those securities.
› The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.
› Regions’ ability to receive dividends from its subsidiaries.
› The effects of the failure of any component of Regions’ business infrastructure which is provided by a third party.
› Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.
› With regard to the sale of M organ Keegan the possibility of business disruption following the transaction; reputational risks and the reaction of customers and counterparties to the transaction;
and occurrences which could cause post-closing adjustments to the purchase price.
› The effects of any damage to Regions’ reputation resulting from developments related to any of the items identified above.
› The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “ Forward-Looking
Statements” and “ Risk Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2011.
› The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

NON-GAAP RECONCILIATION: NON-INTEREST EXPENSE
AND NON-INTEREST REVENUE
In the table below non-interest expense (GAAP) and non-interest income (GAAP) are presented excluding certain adjustments to arrive at adjusted non-interest expense
(non-GAAP) and non-interest income (non-GAAP).  Net interest income on a fully taxable-equivalent basis (GAAP) and non-interest income are added together to arrive at total revenue (GAAP).  Adjustments are made to arrive at adjusted total revenue (non-GAAP). Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance.  These non-GAAP financial measures are also used by management to assess the performance of Regions' business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations.  Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.
($ amounts in millions)    3/31/12 12/31/11 9/30/11 6/30/11 3/31/11
Continuing Operations
Non-interest expense (GAAP) 913 $          1,124 $      850 $          956 $          932 $
Adjustments:
Securities impairment, net - (2) - - -
Branch consolidation and property and equipment charges - 2 - (77) -
Goodwill impairment - (253) - - -
Adjusted non-interest expense (non-GAAP) 913 $          871 $          850 $          879 $          932 $
Net interest income, taxable-equivalent basis (GAAP) 839 $          858 $          859 $          864 $          864 $
Non-interest income (GAAP) 524 $          507 $          513 $          543 $          580 $
Adjustments:
Securities (gains) losses, net (12) (7) 1 (24) (82)
Leveraged lease termination (gains) losses, net (7) (10) 2 - -
Loss (gain) on sale of mortgage loans - - - 3
Adjusted non-interest income (non-GAAP) 505 490 516 519 501
Adjusted total revenue (non-GAAP) 1,344 $      1,348 $      1,375 $      1,383 $      1,365 $
As of and for Quarter Ended

NON-GAAP RECONCILIATION: TIER 1 CAPITAL
($ amounts in millions)   As Reported
Series A
Retirement As Adjusted
TIER 1 RISK-BASED RATIO
Stockholders' equity   17,534 $                 (3,500)                     14,034
Accumulated other comprehensive loss  60                            -                          60
Non-qualifying goodwill and intangibles  (4,881)                     -                          (4,881)
Disallowed deferred tax assets (345)                        -                          (345)
Disallowed servicing assets (36)                          -                          (36)
Qualifying non-controlling interests  92                            -                          92
Qualifying trust preferred securities  846                          -                          846
Tier 1 capital 13,270 $                 (3,500) $                 9,770 $
Risk-weighted assets 92,546                     92,546
Tier 1 capital ratio 14.3% 10.6%
($ amounts in millions)   As Reported
Series A
Retirement As Adjusted
TIER 1 RISK-BASED RATIO
Stockholders' equity   16,499 $                 (3,500)                     12,999
Accumulated other comprehensive loss  69                            -                          69
Non-qualifying goodwill and intangibles  (4,900)                     -                          (4,900)
Disallowed deferred tax assets (432)                        -                          (432)
Disallowed servicing assets (35)                          -                          (35)
Qualifying non-controlling interests  92                            -                          92
Qualifying trust preferred securities  846                          -                          846
Tier 1 capital 12,139 $                 (3,500) $                 8,639 $
Risk-weighted assets 91,449                     91,449
Tier 1 capital ratio 13.3% 9.4%
($ amounts in millions)   As Reported
Series A
Retirement As Adjusted
TIER 1 RISK-BASED RATIO
Stockholders' equity   17,263 $                 (3,500)                     13,763
Accumulated other comprehensive income (92)                          -                          (92)
Non-qualifying goodwill and intangibles  (5,649)                     -                          (5,649)
Disallowed deferred tax assets (506)                        -                          (506)
Disallowed servicing assets (35)                          -                          (35)
Qualifying non-controlling interests  92                            -                          92
Qualifying trust preferred securities  846                          -                          846
Tier 1 capital 11,919 $                 (3,500) $                 8,419 $
Risk-weighted assets 92,786                     92,786
Tier 1 capital ratio 12.8% 9.1%
As of December 31, 2011
As of September 30, 2011
As of March 31, 2012
($ amounts in millions)   As Reported
Series A
Retirement As Adjusted
TIER 1 RISK-BASED RATIO
Stockholders' equity   16,888 $                 (3,500)                     13,388
Accumulated other comprehensive loss 177                          -                          177
Non-qualifying goodwill and intangibles  (5,668)                     -                          (5,668)
Disallowed deferred tax assets (498)                        -                          (498)
Disallowed servicing assets (35)                          -                          (35)
Qualifying non-controlling interests  92                            -                          92
Qualifying trust preferred securities  846                          -                          846
Tier 1 capital 11,802 $                 (3,500) $                 8,302 $
Risk-weighted assets 93,865                     93,865
Tier 1 capital ratio 12.6% 8.8%
($ amounts in millions)   As Reported
Series A
Retirement As Adjusted
TIER 1 RISK-BASED RATIO
Stockholders' equity   16,619 $                 (3,500)                     13,119
Accumulated other comprehensive loss  387                          -                          387
Non-qualifying goodwill and intangibles  (5,686)                     -                          (5,686)
Disallowed deferred tax assets (463)                        -                          (463)
Disallowed servicing assets (28)                          -                          (28)
Qualifying non-controlling interests  92                            -                          92
Qualifying trust preferred securities  846                          -                          846
Tier 1 capital 11,767 $                 (3,500) $                 8,267 $
Risk-weighted assets 93,929                     93,929
Tier 1 capital ratio 12.5% 8.8%
As of March 31, 2011
As of June 30, 2011
Regions Series A preferred stock was retired on April 4, 2012.  The following tables present the calculations of Tier 1 capital and the Tier 1 capital ratio, adjusted as if the retirement occurred on the last day of the quarter for each period presented.  The amount retired includes the
Series A preferred stock plus the remaining balance of the related discount.  The tables do not include an adjustment for the retirement of the warrant to purchase 48.3 million shares of Regions common stock at $10.88 as this amount cannot be estimated at this time.

NON-GAAP RECONCILIATION: TIER 1 COMMON
As of and for Quarter Ended
($ amounts in millions)
12/31/11 9/30/11 6/30/11 3/31/11
Stockholders' equity (GAAP)  17,534 $     16,499 $  17,263 $  16,888 $  16,619 $
Accumulated other comprehensive (income) loss  60 69 (92) 177 387
Non-qualifying goodwill and intangibles  (4,881) (4,900) (5,649) (5,668) (5,686)
Disallowed deferred tax assets (345) (432) (506) (498) (463)
Disallowed servicing assets (36) (35) (35) (35) (28)
Qualifying non-controlling interests  92 92 92 92 92
Qualifying trust preferred securities  846 846 846 846 846
Tier 1 capital (regulatory)  13,270 $     12,139 $  11,919 $  11,802 $  11,767 $
Qualifying non-controlling interests  (92) (92) (92) (92) (92)
Qualifying trust preferred securities  (846) (846) (846) (846) (846)
Preferred stock  (3,429) (3,419) (3,409) (3,399) (3,389)
Tier 1 common equity (non-GAAP)  N 8,903 $       7,782 $    7,572 $    7,465 $    7,440 $
Risk-weighted assets (regulatory)  O 92,546 91,449 92,786 93,865 93,929
Tier 1 common risk-based ratio (non-GAAP)  N/O 9.6% 8.5% 8.2% 7.9% 7.9%
3/31/12
TIER 1 COMMON RISK-BASED RATIO - CONSOLIDATED
The following table provides a reconciliation of stockholder’s equity to "Tier 1 common equity" (non-GAAP).   Traditionally, the Federal Reserve and other
banking regulatory bodies have assessed a bank's capital adequacy based on Tier 1 capital, the calculation of which is codified in federal banking regulations.
In connection with the Company's Comprehensive Capital Assessment and Review ("CCAR"), these regulators are supplementing their assessment of the capital adequacy of a bank based on a variation of Tier 1 capital, known as Tier 1 common equity.  While not codified,  analysts and banking regulators have assessed Regions' capital adequacy using the Tier 1 common equity measure.  Because Tier 1 common equity is not formally defined by GAAP or codified in the federal banking regulations, this measure is considered to be non-GAAP and other entities may calculate it differently than Regions' disclosed calculations.
Since analysts and banking regulators may assess Regions' capital adequacy using TIer 1 common equity, we believe that it is useful to provide investors the ability to assess Regions' capital adequacy on these same bases.
Tier 1 common equity is often expressed as a percentage of risk-weighted assets.  Under the risk-based capital framework, a company's balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to one of four broad risk categories.  The aggregated dollar amount in each category is then multiplied by the risk-weighted category.  The resulting weighted values from each of the four categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios.  Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the Tier 1 capital ratio.  Adjustments are made to Tier 1 capital to arrive at Tier 1 common equity.  Tier 1 common equity is also divided by the risk-weighted assets to determine the Tier 1 common risk-based ratio (non-GAAP).  The amounts disclosed as risk-
weighted assets are calculated consistent with banking regulatory requirements.

(1) Under Basel III, regulatory capital must be reduced by purchased credit card relationship intangible assets. These assets are partially allowed in Basel I capital.
(2) Regions continues to develop systems and internal controls to precisely calculate risk-weighted assets as required by Basel III. The amount included above is a reasonable approximation, based on our understanding of the requirements.
NON-GAAP RECONCILIATION: BASEL III
($ amounts in millions)    3/31/12
Stockholders' equity (GAAP)  17,534 $
Non-qualifying goodwill and intangibles
(1)
(5,041)
Adjustments, including other comprehensive income related to cash flow hedges, disallowed deferred tax assets, threshold deductions and other adjustments (680)
11,813 $
Qualifying non-controlling interests 4
Basel III Tier 1 Capital (non-GAAP) 11,817 $
Basel III Tier 1 Capital (non-GAAP) 11,817 $
Preferred Stock (3,429)
Qualifying non-controlling interests (4)
Basel III Tier 1 Common (non-GAAP) 8,384 $
Basel I risk-weighted assets 92,546
Basel III risk-weighted assets
(2)
94,334
Minimum
Basel III Tier 1 Capital Ratio 12.5% 8.5%
Basel III Tier 1 Common Ratio 8.9% 7.0%
The following table provides calculations of Tier 1 capital and Tier 1 common, based on Regions’ current understanding of Basel III requirements.  Regions currently calculates its risk-based capital ratios under guidelines adopted by the Federal Reserve based on the 1988 Capital Accord (“Basel I”) of the Basel Committee on Banking
Supervision (the “Basel Committee”).  In December 2010, the Basel Committee released its final framework for Basel III, which will strengthen international capital and liquidity regulation.  When implemented by U.S. bank regulatory agencies and fully phased-in, Basel III will change capital requirements and place greater emphasis on common equity.  Implementation of Basel III will begin on January 1, 2013, and will be phased in over a multi-year period.  The U.S. bank regulatory agencies have not yet finalized regulations governing the implementation of Basel III.  Accordingly, the calculations provided below are estimates, based on Regions’ current understanding of the framework, including the Company’s reading of the requirements, and informal feedback received through the regulatory process.  Regions’ understanding of the framework is evolving and will likely change as the regulations are finalized.  Because the Basel III implementation regulations are not formally defined by GAAP and have not yet been finalized and codified, these measures are considered to be non-GAAP financial measures, and other entities may calculate them differently from Regions’
disclosed calculations.  Since analysts and banking regulators may assess Regions’ capital adequacy using the Basel III framework, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on the same basis.

SIGNIFICANT REDUCTION IN HIGH RISK LOAN
PORTFOLIOS
Total Investor Real Estate Higher Risk Investor Real Estate Portfolio
Reduced Investor Real Estate
$13.6 B or 57% over 5 years
Reduced High Risk Portfolios
$10.5 B or 86% over 5 years
11.8
9.1
11.9
$23.7
$10.1
1Q07 1Q12
Mortgage Construction
$6.2
$2.0
$4.0
$0.8
$0.1
$0.8
Land Condo Single
Family
1Q07 1Q12